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                                                                   Exhibit 10.73

                                                                  EXECUTION COPY

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made as of the date set forth on the signature page hereof between Genta Incorporated, a Delaware corporation (the "COMPANY"), and the undersigned (the "SUBSCRIBER").

                              W I T N E S S E T H:

         WHEREAS, the Company is engaged in a private offering (the "OFFERING") of the Company's common stock, par value $.001 per share (the "COMMON STOCK"); and

         WHEREAS, the Company desires to issue up to 2,200,000 shares of Common Stock at $13.00 per share upon the terms and conditions hereinafter set forth;

         WHEREAS, the Subscriber desires to purchase that number of shares of Common Stock set forth on the signature page hereof on the terms and conditions hereinafter set forth;

         WHEREAS, the Company intends to use the proceeds from the Offering for general corporate purposes, including working capital and research and development; and

         WHEREAS, this Agreement is one of a series of Subscription Agreements (the "SUBSCRIPTION AGREEMENTS") of like tenor entered into in connection with this Offering between the Company and each of Franklin Small-mid Cap Growth Fund, Franklin Biotechnology Discovery Fund and SF Capital Partners Ltd. (collectively, the "SUBSCRIBERS"), respectively.

         NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.       SUBSCRIPTION FOR COMMON STOCK AND REPRESENTATIONS BY SUBSCRIBER.

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of shares of Common Stock and the Company agrees to sell such Common Stock to the Subscriber as is set forth upon the signature page hereof at $13.00 per share. The purchase price is payable by wire transfer of immediately available funds pursuant to the wire transfer instructions attached hereto as APPENDIX I. The certificates representing the Common Stock will be delivered by the Company within twenty (20) days following the Closing Date. The closing of the sale of Common Stock hereunder (the "CLOSING") shall occur on November 26, 2001 (the "CLOSING DATE"), or on such other date as the parties may agree.

         1.2 The Subscriber recognizes that the purchase of the Common Stock involves a high degree of risk including, but not limited to, those set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, and the following risks: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative,


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and only investors who can afford the loss of their entire investment should consider investing in the Company and purchasing the Common Stock; (iii) the Subscriber may not be able to liquidate its investment; (iv) the Subscriber could sustain the loss of its entire investment; and (v) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future.

         1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"), as indicated by the Subscriber's responses to the questions contained in Article 8 hereof.

         1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience and, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (each of whom is a "purchaser representative" as defined in Rule 501 of Regulation D promulgated under the Act), is able to evaluate the merits and risks of this investment;
(ii) the Subscriber recognizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

         1.5 The Subscriber hereby acknowledges receipt of this Agreement and all attachments to it and has received or obtained via EDGAR the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company that the Subscriber, its investment advisor, attorney and/or accountant has requested, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information regarding the Company or the securities offered in the Offering that the Subscriber has requested.

         1.6 (a) The Subscriber has relied solely upon the information provided by the Company in this Agreement and the Company's filings with the Commission under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") in making the decision to invest in the Common Stock. To the extent necessary, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the purchase of the Common Stock hereunder. The Company represents that it has not provided any "material nonpublic information" to any Subscriber, as such is defined under applicable law, rule and regulation.

                  (b) The Subscriber represents that no Common Stock has been offered or sold to it by means of any form of general solicitation or general advertising, and in connection with the Offering the Subscriber did not: (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether through closed circuit or other restricted form of transmission, or through generally available transmission; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.



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         1.7      The Subscriber hereby acknowledges that the offering of the
Common Stock has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "COMMISSION") or any state securities regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act.

         1.8 The Subscriber understands that the Common Stock has not been registered under the Act by reason of a claimed exemption under the provisions of the Act that depends, in part, upon the Subscriber's investment intention. In this regard, the Subscriber hereby represents that the Subscriber is purchasing the Common Stock for the Subscriber's own account for investment and has no current arrangements or understandings for the resale or distribution to others and will only resell the Common Stock pursuant to an effective registration statement or exemption therefrom. The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Common Stock.

         1.9 The Subscriber understands that, although there currently is a public market for the Common Stock, the securities are "restricted securities" within the meaning of Rule 144 promulgated under the Act ("RULE 144") and, therefore, the Subscriber shall not sell or otherwise transfer the shares of Common Stock unless they are registered under the Act or unless an exemption from such registration is available. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Common Stock under the Act or any state securities or "blue sky" laws other than as set forth in Article 5.

         1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock, to the effect that such Common Stock has not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement or otherwise mandated by law. The Subscriber is aware that the Company will make a notation in its records with respect to the restrictions on the transferability of the Common Stock.

         1.11 The Subscriber understands that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional shares and, subject to Section 3.1, to close the Offering to the Subscriber at any time.

         1.12 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

         1.13 The Subscriber represents that the Subscriber has full power, authority (corporate, statutory and otherwise) and capacity to execute and deliver this Agreement and to purchase the Common Stock. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to limitations of public policy.


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         1.14     If the Subscriber is a corporation, partnership, limited
liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (i) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (ii) it is duly organized, validly existing and, if a corporation, in good standing under the laws of the jurisdiction of its organization.

         1.15 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD (as defined in Section 2.6) member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

         1.16 The Company acknowledges and agrees that to its knowledge each of the Subscribers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Subscriber has separately negotiated the terms of this Agreement.

2.       REPRESENTATIONS BY AND COVENANTS OF THE COMPANY.

         The Company hereby represents and warrants to the Subscriber that:

         2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the Company's business, properties, financial corporation, results of operations or prospects. The Company is eligible to file a Registration Statement on Form S-3 under the Act and is current in its filings with the Commission under Section 13(a) of the Exchange Act.

         2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital stock of the Company consists of (i) 95,000,000 shares of Common Stock of which 63,059,799 shares are issued and outstanding as of September 30, 2001, and (ii) 5,000,000 shares of Preferred Stock, $.001 par value per share, 600,000 of which have been designated Series A Preferred Stock and 261,200 of which shares are issued and outstanding as of September 30, 2001 (which are convertible, as of September 30, 2001, into 1,932,018 shares of Common Stock). All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to any preemptive or other similar rights. As of September 30, 2001, of the 15,107,388 shares of Common Stock reserved for issuance under the Company's stock option plans, of which options to purchase 9,949,634 shares have been granted and are currently outstanding. As of September 30, 2001, warrants to purchase 5,865,293 shares of Common Stock have been granted and are currently outstanding. Except (i) as set forth above, or
(ii) in the Company's filings with the Commission under Section 13(a) of the Exchange Act, or (iii) for the other Subscription Agreements executed in connection with this Offering, or (iv) for employee stock options issued in the normal course of business since September 30, 2001, there are no options,

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warrants or other rights or arrangements to issue any of the Company's capital stock or other securities convertible into or exchangeable for capital stock of the Company. Except as set forth in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Common Stock pursuant to the Company's Certificate of Incorporation, as amended (the "CERTIFICATE OF INCORPORATION"), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. Except as set forth on SCHEDULE 2.2 and except as set forth in
Article 5, no shareholder, other than the Subscribers, has any right, that has not been waived, has not expired or has not been previously exercised through a registration statement with no further right to exercise, to require the Company to register the sale of any securities owned by such shareholder in a registration statement.

         2.3 ISSUANCE. The Common Stock purchased by the Subscriber under this Agreement has been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. Subject to the Subscriber's representations and warranties contained in Article 1, the offer, sale and issuance of such Common Stock pursuant hereto constitute transactions exempt from the registration requirements of Section 5 of the Act or any state securities laws.

         2.4 AUTHORIZATION; ENFORCEABILITY. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Common Stock contemplated herein and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal, co-sale rights or other similar rights on behalf of any person.

         2.5 LICENSES. The Company has all licenses, permits and other governmental and regulatory consents, approvals and authorizations (collectively, the "LICENSES") required for the conduct of its business or ownership of its properties, other than where the failure to obtain any of such Licenses could not reasonably be expected to have a material adverse effect on the Company's business, property, financial condition, results of operations or prospects. The Company is in material compliance with all of its Licenses and has not received any notice of any proceedings relating to the modification or revocation of such Licenses.

         2.6      NO CONFLICT; GOVERNMENTAL AND OTHER CONSENTS.

                 (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of

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Incorporation or the By-Laws of the Company, each as amended through the date hereof, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, license, deed, trust, note, loan agreement, mortgage, security agreement, indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company. The Company is not currently in breach or violation of or default in any material respect under any of the foregoing.

                  (b) No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Common Stock, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. (the "NASD") and the Nasdaq National Market ("NASDAQ") and with any state blue sky or securities regulatory authority, which filings shall be made in a timely manner in accordance with all applicable laws, rules, regulations, statutes, ordinances and orders.

         2.7 LITIGATION. Except as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, each as filed with the Commission, there is no action, suit, claim or proceeding by or before any Court or governmental agency pending or, to the Company's knowledge, threatened against or affecting the Company or its assets where the Company is a named party that could reasonably be expected to adversely affect the business, property, financial condition, results of operations or prospects of the Company, nor, to the Company's knowledge, is there any reasonable basis therefor.

         2.8      ACCURACY OF REPORTS; NASDAQ LISTING.

                  (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and all subsequently filed material reports required to be filed by the Company under the Exchange Act, including any update or amendment to any such reports, have been duly and timely filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  (b) The Company's common stock is listed on the Nasdaq National Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the common stock under the Exchange Act or delisting the common stock from the Nasdaq Stock Market. The Company has not received any notification that, and has no knowledge that, the SEC or the NASD is contemplating terminating such listing or registration. The issuance of the shares pursuant to the

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Offering does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules.

         2.9 INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         2.10 ENVIRONMENTAL LAWS. Except as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, each as filed with the Commission, the Company is not in violation of any applicable statute, law, rule, regulation, ordinance or order (i) relating to the environment, health, safety or (ii) which otherwise prohibits, limits or regulates the exposure of any chemical, material or substance (collectively, "ENVIRONMENTAL LAWS"). The Company has all permits, authorizations and approvals required pursuant to Environmental Laws and is in material compliance therewith. There are no actions, suits, claims, proceedings or investigations pending or, to the Company's knowledge, threatened against or affecting the Company or its assets with respect to any Environmental Law, nor, to the Company's knowledge, is there any reasonable basis therefor.

         2.11     FINANCIAL STATEMENTS; ACCOUNTING CONTROLS.

                  (a) The financial statements of the Company set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, each as filed with the Commission, fairly present the financial condition and results of operations of the Company as of and for the periods set forth therein, in accordance with generally accepted accounting principles as recognized in the U.S. applied on a consistent basis (except as otherwise disclosed therein, and except in respect of the financial statements included in the Report on Form 10-Q for the fiscal quarter ended September 30, 2001, each of which omits certain information in accordance with accounting regulations of the SEC).

                  (b) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles as recognized in the U.S. and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         2.12     NO MATERIAL CHANGE. Since September 30, 2001:

                  (a) except for conditions affecting the Company's industry as a whole and except for political and international economic conditions, there has been no material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the company, whether or not arising in the ordinary course of business;

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                  (b) except as otherwise included in the Company's filings with the Commission under the Exchange Act, there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

                  (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

The Company has no material contingent obligations.

         2.13 LABOR MATTERS. No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent. With respect to any employee benefit plans, the Company is in compliance with the applicable provisions of the Employee Retirement Income Security Act of 1974, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

         2.14     INTELLECTUAL PROPERTY.

                  (a) The Company, to the best of its knowledge in the course of diligent inquiry, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (the "PROPRIETARY RIGHTS") that are used in connection with the business of the Company as now conducted or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company as proposed to be conducted.

                  (b) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or, to the Company's knowledge, threatened, which involves any Proprietary Rights and names the Company as a party, nor, to the Company's knowledge, is there any reasonable basis therefor.

                  (c) The Company is not subject to any judgment, order, writ, injunction or decree of any court or governmental agency or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which could reasonably be expected to have a material adverse effect on the intended use of any of the Proprietary Rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights.

                  (d) To the Company's knowledge, no Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights of any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. To the Company's knowledge, no claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights, nor, to the Company's knowledge, is there any reasonable basis therefor.


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                  (e) The Company has complied in all material respects with its obligations relating to the protection of the Proprietary Rights which are material to the Company. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

         2.15 PROPERTIES. The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases; subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to limitations of public policy, and assuming due authorization and execution on the part of the other party or parties thereto. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

         2.16 COMPLIANCE. The Company has conducted and is conducting its business in compliance with all applicable statutes, laws, rules, regulations, ordinances and orders, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Company's business, property, financial condition, results of operations or prospects.

         2.17 PRIOR OFFERINGS. All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or blue sky laws.

         2.18 TAXES. The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

         2.19 NON-COMPETITION AGREEMENTS. To the knowledge of the Company, each employee of the Company who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company.

         2.20 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Common Stock to be sold to the Subscribers under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         2.21 INSURANCE. The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to,

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insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         2.22 NO INTEGRATION. The Company has not, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the shares sold pursuant to this Offering in a manner that would require the registration of the Common Stock under the Act.

         2.23 RELIANCE. The Company understands that the Subscriber will rely upon the representations set forth in this Agreement, including for purposes of the Subscriber's decision to invest in the Company and enter into this Agreement.

3.       TERMS OF SUBSCRIPTION.

         3.1 In connection with the Offering, the Company may sell a maximum of 2,200,000 shares of Common Stock.

         3.2 The Company may elect to pay one or more financial institutions (the "Advisors") for their services in connection with the Offering. The Advisors may receive compensation in the aggregate amount of up to 6.25% as a result of the investments made by the Subscribers in the Offering. The Company represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, in connection with the transactions contemplated by this Agreement, other than the Advisors. The Company hereby agrees to indemnify and hold harmless the Subscriber from and against any fee, commission or other compensation or payment owing to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement, other than any amounts to whom payment would violate the representation of the Subscriber contained in the following sentence. The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

         3.3 The Subscriber hereby (i) understands that the Company will rely upon the representations set forth in this Agreement, including for purposes of the Company's reliance on an exception from the registration requirements of Section 5 of the Act or any state securities laws, and (ii) authorizes and directs the Company to deliver the Common Stock to be issued to the Subscriber to the address indicated on the signature page hereto.

         3.4 The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Common Stock except in compliance with this Agreement. Notwithstanding anything else contained in this Agreement, any transfer of the Common Stock which either (i) will not result in any change in beneficial ownership, including, but not limited to, pro rata partnership distributions, transfers into trusts for the benefit of the original holder and transfers to affiliates (provided that such distributions and transfers do


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
not violate the registration requirements of the Act), or (ii) constitute bona fide gifts of such shares, are not prohibited and will not require the Company's approval.

         3.5 The Company will forthwith file an Application for Listing of Additional Securities with the Nasdaq and/or take all other actions necessary to enable the Common Stock to trade on the Nasdaq.

4.       CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS AND THE COMPANY.

         4.1 The Subscriber's obligation to purchase the Common Stock is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

                  (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Article 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date (it being understood that those representations and warranties which address matters only as of a particular date need be true and correct only as of such date); provided that, in determining whether such representations and warranties are true and correct for the purposes of this Section 4.1(a), no effect shall be given to any exception in such representations and warranties relating to knowledge, materiality or material adverse effect.

                  (b) COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects; provided that, in determining whether such covenants, agreements and conditions have been performed or complied with for the purposes of this Section 4.1(b), no effect shall be given to any exception in such covenants, agreements and conditions relating to knowledge, materiality or material adverse effect.

                  (c) CLOSING CERTIFICATE. The Company shall have delivered to the Subscriber a certificate executed by the chief executive officer or President and the Chief Financial Officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Subscriber, as to the matters contained in Sections 4.1(a) and (b) and certifying that the Company has executed Subscription Agreements for not less than 2,200,000 shares pursuant to the Offering.

                  (d) NO LEGAL ORDER PENDING. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  (e) NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting the Company's sale of the Common Stock to the Subscriber in the Offering or requiring any consent or approval of any person in connection therewith which shall not have been obtained (except as otherwise provided in this Agreement).

         4.2 The Company's obligation to sell and deliver the Common Stock is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the Company's option to the extent permitted by law:

                  (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Subscriber in Article 1 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date (it being understood that those representations and warranties which address matters only as of a particular date need be true and correct only as of such date); provided that, in determining whether such representations and warranties are true and correct for the purposes of this Section 4.2(a), no effect shall be given to any exception in such representations and warranties relating to knowledge, materiality or material adverse effect.

                  (b) COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such purchase shall have been performed or complied with in all material respects; provided that, in determining whether such covenants, agreements and conditions have been performed or complied with for purposes of this Section 4.2(b), no effect shall be given to any exception in such covenants, agreements and conditions relating to knowledge, materiality or material adverse effect.

                  (c) NO LEGAL ORDER PENDING. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  (d) NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting the Company's sale of the Common Stock to the Subscriber in the Offering or requiring any consent or approval of any person in connection therewith which shall not have been obtained, provided that the Company has used best efforts to obtain such consent or approval (except as otherwise provided in this Agreement).

5.       REGISTRATION RIGHTS.

         5.1 As used in this Agreement, the following terms shall have the following meanings:

                  (a) "BUSINESS DAY" shall mean a day Monday through Friday on which banks are generally open for business in the State of New York.

                  (b) "HOLDERS" shall mean the Subscribers and any person holding Registrable Securities or any person to whom the rights under Article 5 have been transferred in accordance with Section 5.9 hereof.

                  (c) "PERSON" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                  (d) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (e) "REGISTRABLE SECURITIES" shall mean (i) the Common Stock purchased hereunder, and (ii) any shares of Common Stock which are issued as a dividend or other distribution with respect to or in replacement of the Common Stock; PROVIDED, HOWEVER, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or
(C) have not become eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Act.

                  (f) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding Selling Expenses).

                  (g) "REGISTRATION STATEMENT" shall have the meaning ascribed to such term in Section 5.2.

                  (h) "REGISTRATION PERIOD" shall have the meaning ascribed to such term in Section 5.2.

                  (i) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, if any, and all fees and expenses of legal counsel for any Holder.

                  (j) "SUBSCRIBERS" shall mean, collectively, the Subscriber and all other Persons who purchase shares of Common Stock in the Offering.

         5.2 The Company will, as soon as practicable, but not later than 30 days after the Closing Date (the "OUTSIDE FILING DATE"), (a) file with the SEC a shelf registration statement on Form S-3 (the "REGISTRATION STATEMENT") with respect to the resale of the shares of Common Stock sold in the Offering to enable the resale of such Common Stock via the Nasdaq Stock Market or in privately negotiated transactions and shall cause such Registration Statement to be declared effective by the SEC prior to the date which is 90 days after the date on which the Registration Statement is filed (the "OUTSIDE EFFECTIVE DATE"), and (b) shall cause such Registration Statement to remain effective until the earlier of (i) such date as the holders of the securities have completed the distribution described in the Registration Statement, or (ii) at such time that such shares are eligible for sale pursuant to Rule 144(k) under the Act. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "REGISTRATION PERIOD."

         5.3 All Registration Expenses incurred in connection with compliance pursuant to Section 5.2 shall be borne by the Company. Each Holder shall bear its own Selling Expenses.

         5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                  (a) cause such registration, and any necessary qualification, exemption or compliance under all applicable state securities laws, to remain continuously effective until the Holders have completed the distribution described in the registration statement relating thereto; provided that, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities that are eligible for sale without registration or without regard to any volume limitations pursuant to Rule 144(k) of the Act;

                  (b) advise the Holders:

                      (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                      (ii) following the effectiveness of the Registration Statement, of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                      (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                      (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                      (v) of the happening of any event (but without the obligation to disclose the nature of the event) that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                  (c) make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, but other than those documents available via EDGAR, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                  (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                  (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable one copy of the following documents:
(A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form); and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other communications from the Company to its stockholders generally;

                  (g) prior to any sale of Registrable Securities by a Holder pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement, provided that the Company shall not for any such purpose be required to (i) qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (h) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (i) use its best efforts to comply with all applicable rules and regulations of the Commission.

         5.5 (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders with such supplement or amendment, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue the offer or disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company (which the Company covenants to deliver promptly to the Holder), or until advised in writing by the Company that the current prospectus may be used, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Subject to Section 5.5(b) below, the Company shall prepare and deliver to each Holder as promptly as reasonably practicable, but no later than thirty (30) days after delivery of such notice by the Company, an amended or supplemented prospectus, which, as so amended or supplemented, shall no longer contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2, for a period not to exceed 30 days and for no more than two such 30 day periods (which may be consecutive) in the aggregate within any one 12-month period, in the event the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company, might interfere with any significant primary underwritten offering of equity securities being contemplated by the Company, or is otherwise inadvisable.

                  (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company a completed copy of the Registration Statement Questionnaire included herein as APPENDIX II hereto and such other information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and which shall be required in connection with any registration, qualification or compliance referred to in this Article 5.

                  (d) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities unless they are registered under the Act (and the Holder complies with the prospectus delivery requirements of the Act) or unless an exemption from such registration is available with regard to such sale, and the Holder supplies an opinion of counsel in form and substance reasonably satisfactory to the Company (other than in cases where the exemption is clearly available, such as under Rule 144 of the Act).

                  (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate, in the form attached hereto as APPENDIX III, to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement or pursuant to Rule 144 of the Act, and (ii) such sale complies with the requirement of delivering a current prospectus pursuant to the Act.

                  (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Act and the Exchange Act or any other applicable rule, regulation or law.

                  (g) At the end of the Registration Period, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly upon receipt of such notice from the Company.

         5.6 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its best efforts to: (a) make and keep available adequate public information available, as required under paragraph (c) of Rule 144 under the Act, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under Section 13, 14 and 15(d) of the Exchange Act; and

                  (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with the current public information requirements of paragraph (c) of Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         5.7 In the event that the Registration Statement is not declared effective within 90 days after the date of filing of the Registration Statement, the Company shall pay to each Subscriber liquidated damages in an amount equal to 0.25% of the number of shares of Common Stock purchased by such Subscriber pursuant to this Agreement for each week after such date that the Registration Statement is not declared effective. Such liquidated damages shall be the Subscriber's sole and exclusive remedy in the event that the Registration Statement is not declared effective within 90 days after the filing date of the Registration Statement and shall be paid through the issuance of additional Common Stock at such time as the Registration Statement is declared effective. A Registration Statement with respect to such additional Common Stock shall also be filed within 30 days of issuance under the terms and conditions set forth in this Article 5.

         5.8 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives written notice thereof to the Company within a reasonable time after such assignment; (iii) such transferee agrees to comply with the terms and provisions of this Agreement; and (iv) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted hereby, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall be void.

6.       INDEMNIFICATION.

         6.1      BY THE COMPANY.

                  (a) To the extent permitted by law, the Company shall indemnify each Holder of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.3), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereof, in connection with the sale of Common Stock by such Holder, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder and each person controlling such Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; PROVIDED that the Company will not be liable in any such case to the extent that the claim, loss, damage or liability arises out of or is based upon (i) any untrue statement or omission or allegation thereof made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of such registration statement, prospectus or offering circular, and (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities; PROVIDED FURTHER that the foregoing indemnity agreement of the Company is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary prospectus but eliminated or remedied in (i) the amended prospectus on file with the Commission at the time the registration statement is ordered effective, or (ii) in the amended prospectus filed with the Commission pursuant to Rule 424(b) (each a "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus was furnished by the Company to the Holder for delivery, but not furnished by the Holder to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                  (b) The Company agrees to hold the Subscriber and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all claims, losses, damages, liabilities, actions, costs and expenses incurred by them that relate to any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law in connection herewith.

         6.2      BY THE SUBSCRIBER/HOLDERS.

                  (a) Each Holder will severally and not jointly indemnify the Company, each of its directors and officers and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.3), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereof in connection with the sale of Common Stock by such Holder or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the

Company, such directors and officers and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of such registration statement, prospectus or offering circular; PROVIDED that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from (i) the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability, or (ii) the Holder has delivered to the Company in writing a correction to such untrue statement or alleged untrue statement or omission or alleged omission before the occurrence of the event from which such loss was incurred. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages, liabilities or expenses in excess of the proceeds received by such Holder from sales incident to such registration or qualification, except in the event of fraud by such Holder.

                  (b) The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained in this Agreement (including the Investor Questionnaire contained in Article 8 herein).

         6.3 INDEMNIFICATION PROCEDURE. Each party entitled to indemnification under this Article 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, delayed or conditioned), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld, delayed or conditioned).

         6.4      CONTRIBUTION. If the indemnification provided for in this
Article 6 is held by a court of competent jurisdiction to be applicable by its terms but is unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and by the Indemnified Party on the other hand from the placement of the Common Stock, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i), but also the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The respective relative benefits received by the indemnifying Party and the Indemnified Party shall be deemed to be in the same proportion as the amount paid by the Subscriber to the Company pursuant to this Agreement for the Common Stock purchased by such Subscriber that was sold pursuant to the Registration Statement bears to the difference (the "DIFFERENCE") between the amount such Subscriber paid for such Common Stock that was sold pursuant to the Registration Statement and the amount received from such sale. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 6.4, no Holder shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 6.4 are several and not joint.

7.       MISCELLANEOUS.

         7.1 Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Subscriber in this Agreement and in the certificates for the Common Stock delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery of the Subscriber of the Common Stock being purchased and the payment therefor.

         7.2 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed to Genta Incorporated, Two Connell Drive, Berkeley Heights, New Jersey 07922, Attn: Chief Financial Officer, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement, or to such other address as may be furnished to the other party in writing. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

         7.3 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged; provided that any term contained in
Article 5 of this Agreement may be amended, waived or terminated with the written consent of the Company and the Holders of a majority of the then outstanding shares of Registrable Securities.

         7.4 Subject to the provisions of Section 5.7 and 7.12, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         7.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

         7.6 In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party as determined in a court of competent jurisdiction in a final, non-appealable order (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefore.

         7.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         7.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         7.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         7.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         7.11 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

                  (b) The Company agrees not to issue any press release or other public statement with respect to the transactions contemplated hereby naming the Subscriber without the Subscriber's prior written consent, which shall not be unreasonably withheld so long as the Company gives the Subscriber a reasonable opportunity to comment, except as may be required by law.

                  (c) The Company agrees not to disclose the names, addresses or any other information about the Subscriber without the Subscriber's prior written consent, except as required by law.

         7.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for (a) the holders of Registrable Securities and (b) the Advisors.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

8.       INVESTOR QUESTIONNAIRE.

         8.1 The Subscriber represents and warrants that he, she or it is an accredited investor within the meaning of Rule 501(a) under the Act, because the Subscriber satisfies the criteria set forth in one or more categories marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____           The undersigned is an individual (not a partnership,
                           corporation or other entity.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                           EXPLANATION. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____           The undersigned is an individual (not a partnership,
                           corporation or other entity) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____           The undersigned is a director or executive officer of
                           the Company.

Category D _____           The undersigned is a bank; a savings and loan
                           association; registered broker dealer; insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors (describe entity).

                           -----------------------------------------------------
                           -----------------------------------------------------

Category E _____           The undersigned is a private business development
                           company as defined in section 202(a)(22) of the Investment Placement Agents Act of 1940 (describe entity).

                           -----------------------------------------------------
                           -----------------------------------------------------

Category F _____           The undersigned is either a corporation, partnership,
                           Massachusetts or similar business trust, or organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Common
                           Stock and with total assets in excess of $5,000,000
                           (describe entity).

                           -----------------------------------------------------
                           -----------------------------------------------------

Category G _____           The undersigned is a trust with total assets in
                           excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

Category H _____           The undersigned is an entity (other than a trust) in
                           which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement (describe entity).

                           -----------------------------------------------------
                           -----------------------------------------------------

Category I _____           The undersigned is not within any of the categories
                           above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         8.2      MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                          (a)   Individual Ownership
                          (b)   Community Property
                          (c)   Joint Tenant with Right of
                                Survivorship (both parties
                                must sign)
                          (d)   Partnership*
                          (e)   Tenants in Common
                          (f)   Company*
                          (g)   Trust*
                          (h)   Other

         * If Common Stock is being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

         8.3      NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________              No __________

If Yes, please describe:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

__________________________________
Name of NASD Member Firm

By: ______________________________
         Authorized Officer

Date: ____________________________

         8.4 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Investor Questionnaire contained in this Article 8 and such answers have been provided under the assumption that the Company will rely on them.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

\
                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

"PURCHASE PRICE" =   $13.00 X ______        Shares of Common Stock = $________

                                                          _________________________________________________________

                                                                 If purchasing jointly:

------------------------------                                   ------------------------------
Signature                                                        Signature

------------------------------                                   ------------------------------
Name Typed or Printed                                            Name Typed or Printed

------------------------------
Entity Name

------------------------------                                   ------------------------------
Address                                                          Address

------------------------------                                   ------------------------------
City, State and Zip Code                                         City, State and Zip Code

------------------------------                                   ------------------------------
Telephone-Business                                               Telephone-Business

------------------------------                                   ------------------------------
Telephone-Residence                                              Telephone-Residence

------------------------------                                   ------------------------------
Facsimile-Business                                               Facsimile-Business

------------------------------                                   ------------------------------
Facsimile-Residence                                              Facsimile-Residence

------------------------------                                   ------------------------------
Tax ID # or Social Security #                                    Tax ID # or Social Security #

                                                           _________________________________________________________

Name in which securities should be issued: _____________________________________________________________

Dated:   _______________, 2001

                                    * * * * *

This Subscription Agreement is agreed to and accepted as of _____________, 2001.

                                   GENTA INCORPORATED

                                   By:____________________________________
                                      Name:
                                      Title:

                            CERTIFICATE OF SIGNATORY

                       (To be completed if Common Stock is
       being subscribed for by a corporation, partnership or other entity)


         I,____________________________, am the____________________________ of

__________________________________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity, on behalf of the Entity, to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Common Stock, and certify further that the Subscription Agreement constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this ________ day of

_________________, ______.



                                              _________________________________
                                              (Signature)

                                   APPENDIX I

                           WIRE TRANSFER INSTRUCTIONS


State Street Bank & Trust Company
ABA Routing #:    011000028
Account #:        17039843
Attention:        Rachel Bovarnik for the Benefit of :
Account Number DE0125      Account Name GENTA, INC.
               ------                   -----------

                                   APPENDIX II

                               GENTA INCORPORATED
                      REGISTRATION STATEMENT QUESTIONNAIRE


In connection with the preparation of the Registration Statement, please provide us with the following information (a draft of the Registration Statement has been previously provided to you):

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

--------------------------------------------------------------------------------


2. Please provide the number of shares that you or your organization will own immediately after Closing, including those shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

--------------------------------------------------------------------------------


3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectuses included in the Registration Statement?

                  _____ Yes                _____ No

       If yes, please indicate the nature of any such relationships below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  APPENDIX III

                   SUBSCRIBER'S CERTIFICATE OF SUBSEQUENT SALE


ATTENTION:


         The undersigned, [an officer of, or other person duly authorized by]

________________________________________________________________________________
         [fill in official name of individual or institution]

hereby certified that he/she [said institution] is the purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on

____________ pursuant to and in accordance with registration statement number
   [date]

________________________________________________________________________and the
[fill in the number of or otherwise identify registration statement]

requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

                  Name of Purchaser
                  (Individual or Institution): _________________________________

                  Name of Individual
                  Representing Purchaser
                  (if an Institution): _________________________________________

                  Title of Individual
                  Representing Purchaser
                  (if an Institution): _________________________________________

Signature by:

                  Individual Purchaser or
                  Individual representing
                  Purchaser: ___________________________________________________